SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported): December 13, 1996

                        Commission File Number: 0-18051


                            FLAGSTAR COMPANIES, INC.

               (Exact Name of Registrant as Specified in Charter)




            Delaware                                 13-3487402
            (State or Other Jurisdiction             (I.R.S. Employer
            of Incorporation or Organization)        Identification No.)

            203 East Main Street                     29319-9966
            Spartanburg, South Carolina              (Zip Code)
            (Address of Principal Executive Offices)

              Registrant's telephone number, including area code:
                                 (864) 597-8000

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 8. Change in Fiscal Year

   The Registrant, pursuant to a resolution adopted by its Board of Directors on December 13, 1996, has determined to change its fiscal year. Currently, the Registrant's fiscal year ends on December 31. Beginning in 1997, the Registrant will change to a "4-4-5" week quaterly closing calendar pursuant to which each fiscal year shall end on the last Wednesday of the calendar year. The 4-4-5 closing calendar is the norm for the restaurant industry and generally results in four 13-week quarters with each quarter ending on a Wednesday.
For 1997, the fiscal quarters will end April 2, July 2, October 1, and
December 31, respectively. Since the opening of the new fiscal year will begin the day after the closing date of the existing fiscal year, there will be no transition period for which a report to the Securities and Exchange Commission will need to be filed.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Flagstar Companies, Inc.


Date: December 20, 1996                    ___________________________
                                           C. Robert Campbell
                                           Executive Vice President




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